EXHIBIT 99.1

Finisar Announces Third Quarter Fiscal 2018 Financial Results

SUNNYVALE, Calif., March 08, 2018 (GLOBE NEWSWIRE) -- Finisar Corporation (NASDAQ:FNSR), a global technology leader for subsystems and components for fiber optic communications, today announced financial results for its third fiscal quarter, ended January 28, 2018.

COMMENTARY

“We experienced strong demand and record revenues in our third fiscal quarter for our 100G QSFP28 transceivers for datacenters as well as higher revenue for our VCSEL arrays for 3D sensing,” said Michael Hurlston, Finisar’s Chief Executive Officer.  “However, our overall revenues for the third fiscal quarter only grew modestly to $332.4 million, as the growth from 100G QSFP28 and VCSEL arrays was offset by decline in revenue from telecom products, as well as lower revenues from our 40G QSFP and 100G CFP and CFP2 ethernet datacom transceivers.”

FINANCIAL HIGHLIGHTS – Third Quarter Ended January 28, 2018

Summary GAAP Results	Third	Second
	Quarter	Quarter
	Ended	Ended
	January 28, 2018	October 29, 2017
	(in thousands, except per share amounts)

Revenues	$332,403	$332,205
Gross margin	26.5%	29.0%
Operating expenses	$94,197	$86,738
Operating income (loss)	$(6,129)	$9,467
Operating margin	(1.8)%	2.8%
Net income (loss)	$(55,659)	$5,857
Income (loss) per share-basic	$(0.49)	$0.05
Income (loss) per share-diluted	$(0.49)	$0.05

Basic shares	114,209	113,960
Diluted shares	114,209	115,443

Summary Non-GAAP Results (a)	Third	Second
	Quarter	Quarter
	Ended	Ended
	January 28, 2018	October 29, 2017
	(in thousands, except per share amounts)

Revenues	$332,403	$332,205
Non-GAAP Gross margin	28.6%	30.3%
Non-GAAP Operating expenses	$72,376	$74,643
Non-GAAP Operating income	$22,702	$25,914
Non-GAAP Operating margin	6.8%	7.8%
Non-GAAP Net income	22,801	26,089
Non-GAAP Income per share-basic	$0.20	$0.23
Non-GAAP Income per share-diluted	$0.20	$0.23

Basic shares	114,209	113,960
Diluted shares	115,661	115,443

_____________

  In evaluating the operating performance of Finisar’s business, Finisar management utilizes financial measures that exclude certain charges and credits required by U.S. generally accepted accounting principles, or GAAP, that are considered by management to be outside of Finisar’s core ongoing operating results.  A reconciliation of Finisar’s non-GAAP financial measures to the most directly comparable GAAP measures, as well as additional related information, can be found under the heading “Finisar Non-GAAP Financial Measures” below.

Revenue Details for the Third Quarter of Fiscal 2018:

  Sales of datacom products increased from $256.6 million to $266.1 million, or by $9.5 million, or 3.7%, compared to the second quarter of fiscal 2018.

  Sales of telecom products decreased from $75.6 million to $66.3 million, or by $9.3 million, or (12.3)%, compared to the second quarter of fiscal 2018.

OUTLOOK

Finisar indicated that for the fourth quarter of fiscal 2018 it currently expects revenues in the range of $300 to $320 million, non-GAAP gross margin of approximately 27%-28%, non-GAAP operating margin of approximately 4%, and non-GAAP earnings per fully diluted share in the range of approximately $0.09 to $0.15.

Finisar has not provided a reconciliation of its fourth quarter outlook for non-GAAP gross margin, non-GAAP operating margin and non-GAAP earnings per fully diluted share because estimates of all of the reconciling items cannot be provided without unreasonable efforts.  It is difficult to reasonably provide a forward-looking estimate of certain reconciling items between such non-GAAP forward-looking measures and the comparable forward-looking GAAP measures. Certain factors that are materially significant to Finisar’s ability to estimate these items are out of its control and/or cannot be reasonably predicted, including with respect to restructuring charges, litigation settlements and resolutions and related costs, and the timing of tax related adjustments. Accordingly, a reconciliation of such non-GAAP forward-looking measures to the comparable forward-looking GAAP measures are not available within a reasonable range of predictability.

CONFERENCE CALL

Finisar will discuss its financial results for the third quarter and current business outlook during its regular quarterly conference call scheduled for Thursday, March 8, 2018, at 2:00 pm PT (5:00 pm ET).  To listen to the call you may connect through the Finisar investor relations page at http://investor.finisar.com/ or dial 1-(855) 473-9088 (domestic) or 1- (720) 405-0995 (international) and enter conference ID 5898449.

An audio replay will be available for two weeks following the call by dialing 1- (855) 859-2056 (domestic) or 1-404-537-3406 (international) and then following the prompts: enter conference ID 5898449 and provide your name, affiliation, and contact number.  A replay of the webcast will be available shortly after the conclusion of the call on Finisar’s website until the next regularly scheduled earnings conference call.

SAFE HARBOR UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains forward-looking statement concerning Finisar’s expected financial performance. These statements are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements are based on our current expectations, estimates, assumptions and projections about our business and industry, and the markets and customers we serve, and they are subject to numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Finisar assumes no obligation to update any such forward-looking statements. Forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from those projected. Examples of such risks include those associated with:  the uncertainty of customer demand for Finisar’s products; the rapidly evolving markets for Finisar’s products and uncertainty regarding the development of these markets; Finisar’s historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; ongoing new product development and introduction of new and enhanced products; the challenges of rapid growth followed by periods of contraction; and intensive competition.  Further information regarding these and other risks relating to Finisar’s business is set forth in Finisar’s annual report on Form 10-K (filed June 16, 2017) and quarterly SEC filings.

ABOUT FINISAR

Finisar Corporation (NASDAQ:FNSR) is a global technology leader for fiber optic subsystems and components  that enable high-speed voice, video and data communications for telecommunications, networking, storage, wireless, and cable TV applications. For 30 years, Finisar has provided critical optics technologies to system manufacturers to meet the increasing demands for network bandwidth and storage.  Finisar is headquartered in Sunnyvale, California, USA with R&D, manufacturing sites, and sales offices worldwide. For additional information, visit www.finisar.com.

FINISAR FINANCIAL STATEMENTS The following financial tables are presented in accordance with GAAP.

Finisar Corporation
Consolidated Balance Sheets
(in thousands)

	Jan 28, 2018	Oct 29, 2017	Jul 30, 2017	Apr 30, 2017
	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$259,023	$274,547	$278,826	$260,228
Short-term held-to-maturity investments	957,267	958,216	954,026	976,595
Accounts receivable, net	243,963	260,870	273,180	272,377
Inventories	382,179	369,078	356,845	331,388
Other current assets	53,023	61,517	63,629	68,269
Total current assets	1,895,455	1,924,228	1,926,506	1,908,857
Property, equipment and improvements, net	495,364	443,733	420,298	383,919
Purchased intangible assets, net	9,148	10,424	11,700	13,019
Goodwill	106,735	106,735	106,735	106,735
Other assets	21,883	21,424	22,256	20,125
Deferred tax assets	78,593	116,055	108,567	107,225
Total assets	$2,607,178	$2,622,599	$2,596,062	$2,539,880

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$127,248	$152,047	$148,605	$140,568
Accrued compensation	39,660	36,614	42,030	54,520
Other accrued liabilities	36,947	40,130	46,648	43,697
Deferred revenue	14,539	17,716	14,348	13,015
Current portion of convertible notes	248,426	-	-	-
Total current liabilities	466,820	246,507	251,631	251,800
Long-term liabilities:
Convertible notes	483,481	723,784	715,722	707,782
Other non-current liabilities	16,464	17,176	17,546	17,594
Total liabilities	966,765	987,467	984,899	977,176
Stockholders' equity:
Common stock	114	114	114	112
Additional paid-in capital	2,839,701	2,814,713	2,799,118	2,784,204
Accumulated other comprehensive income (loss)	(5,712)	(41,664)	(44,181)	(57,865)
Accumulated deficit	(1,193,690)	(1,138,031)	(1,143,888)	(1,163,747)
Total stockholders' equity	1,640,413	1,635,132	1,611,163	1,562,704
Total liabilities and stockholders' equity	$2,607,178	$2,622,599	$2,596,062	$2,539,880

Note - Balance sheet amounts as of April 30, 2017 are derived from the audited consolidated financial statements as of the date.

Finisar Corporation
Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended		Three Months Ended
	Jan 28, 2018	Jan 29, 2017	Jan 28, 2018	Jan 29, 2017	Oct 29, 2017
Revenues	$332,403	$380,588	$1,006,414	$1,091,776	$332,205
Cost of revenues	243,724	242,961	705,009	709,790	235,389
Amortization of acquired developed technology	611	990	1,833	3,503	611
Gross profit	88,068	136,637	299,572	378,483	96,205
Gross margin	26.5%	35.9%	29.8%	34.7%	29.0%
Operating expenses:
Research and development	59,888	54,691	178,488	158,941	60,560
Sales and marketing	11,913	13,092	36,494	38,322	12,230
General and administrative	19,739	13,235	47,310	43,126	13,282
Startup costs	638	-	638	-	-
Amortization of purchased intangibles	666	713	2,039	2,049	666
Impairment of long-lived assets	1,353	-	1,353	-	-
Total operating expenses	94,197	81,731	266,322	242,438	86,738
Income (loss) from operations	(6,129)	54,906	33,250	136,045	9,467
Interest income	3,995	1,717	11,181	3,464	3,746
Interest expense	(9,192)	(5,399)	(27,336)	(11,410)	(9,131)
Other income (expenses), net	(459)	(338)	(2,042)	398	1,111
Income (loss) before income taxes	(11,785)	50,886	15,053	128,497	5,193
Provision (benefit) for income taxes	43,874	4,499	44,996	9,396	(664)
Net income (loss)	$(55,659)	$46,387	$(29,943)	$119,101	$5,857

Net income (loss) per share attributable to Finisar Corporation common stockholders:

Basic	$(0.49)	$0.42	$(0.26)	$1.08	$0.05
Diluted	$(0.49)	$0.40	$(0.26)	$1.05	$0.05

Shares used in computing net income per share - basic	114,209	110,956	113,571	110,061	113,960
Shares used in computing net income per share - diluted	114,209	114,873	113,571	113,506	115,443

FINISAR NON-GAAP FINANCIAL MEASURES

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles, or GAAP, Finisar provides the following financial measures defined as non-GAAP financial measures by the Securities and Exchange Commission: non-GAAP gross profit, non-GAAP operating income, non-GAAP income and non-GAAP net income per share. These non-GAAP financial measures are supplemental information regarding Finisar’s operating performance on a non-GAAP basis that excludes certain gains, losses and charges of a non-cash nature or that occur relatively infrequently and/or that management considers to be outside of our ongoing core operating results.   Management believes that tracking non-GAAP gross profit, non-GAAP operating income, non-GAAP net income and non-GAAP net income per share provides management and the investment community with valuable insight into our ongoing core current operations, our ability to generate cash and the underlying business trends that are affecting our performance.  These non-GAAP measures are used by both management and our Board of Directors, along with the comparable GAAP information, in evaluating our current performance and planning our future business activities.  In particular, management finds it useful to exclude non-cash charges in order to better correlate our operating activities with our ability to generate cash from operations and to exclude certain cash charges as a means of more accurately predicting our liquidity requirements.  We believe that these non-GAAP measures, when used in conjunction with our GAAP financial information, also allow investors to better evaluate our financial performance in comparison to other periods and to other companies in our industry.

In calculating non-GAAP gross profit in this release, we have excluded the following items from cost of revenues in applicable periods in this release:

  Amortization of acquired technology (non-cash charges related to technology obtained in acquisitions);
  Duplicate facility costs during facility move (non-core cash charges);
  Stock-based compensation expense (non-cash charges);
  Reduction in force costs (non-core cash charges);
  Acquisition related retention payments (non-core cash charges); and
  Inventory write-off related to discontinued products (non-cash charges).

In calculating non-GAAP operating income in this release, we have excluded the same items to the extent they are classified as operating expenses, and have also excluded the following items in applicable periods in this release:

  Litigation settlements and resolutions and related costs (non-core cash charges);
  Acquisition related costs (non-core cash charges);
  Amortization of purchased intangibles (non-cash charges);
  Unclaimed property tax audit accrual (non-core benefits);
  Impairment of long-lived assets (non-cash charges); and
  Start-up cash costs related to our Sherman VCSEL fab until we begin commercial production.

In calculating non-GAAP income and non-GAAP income per share in this release, we have also excluded the following items in applicable periods in this release:

  Imputed interest expenses on convertible debt (non-cash charges);
  Imputed interest related to restructuring (non-cash charges);
  Other interest income (non-core benefits);
  Gains and losses on sales of assets (non-cash losses and cash gains related to the periodic disposal of assets no longer required for current activities);
  Loss (gain) related to minority investment (non-core charges or benefits);
  Dollar denominated foreign exchange transaction losses (gains) (non-cash charges or benefits); and
  Amortization of debt issuance costs (non-cash charges).

In addition, in this release we have adjusted non-GAAP income and non-GAAP income per share for the difference between GAAP income taxes and non-GAAP income.

A reconciliation of this non-GAAP financial information to the corresponding GAAP information is set forth below:

Finisar Corporation
Reconciliation of Results of Operations under GAAP and non-GAAP
(Unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended		Three Months Ended
	Jan 28, 2018	Jan 29, 2017	Jan 28, 2018	Jan 29, 2017	Oct 29, 2017
GAAP to non-GAAP reconciliation of gross profit:
Gross profit - GAAP	$88,068	$136,637	$299,572	$378,483	$96,205
Gross margin - GAAP	26.5%	35.9%	29.8%	34.7%	29.0%
Adjustments:
Cost of revenues
Amortization of acquired technology	611	990	1,833	3,503	611
Duplicate facility costs during facility move	-	10	-	26	-
Stock compensation	2,918	3,182	9,212	9,178	3,724
Reduction in force costs	7	68	632	184	(9)
Acquisition related retention payment	26	26	93	71	26
Write off of discontinued product inventory	3,448	-	3,448	-	-
Total cost of revenue adjustments	7,010	4,276	15,218	12,962	4,352
Gross profit - non-GAAP	95,078	140,913	314,790	391,445	100,557
Gross margin - non-GAAP	28.6%	37.0%	31.3%	35.9%	30.3%

GAAP to non-GAAP reconciliation of operating income:
Operating income (loss) - GAAP	(6,129)	54,906	33,250	136,045	9,467
Operating margin - GAAP	-1.8%	14.4%	3.3%	12.5%	2.8%
Adjustments:
Total cost of revenue adjustments	7,010	4,276	15,218	12,962	4,352
Total operating expense adjustments
Operating expenses - GAAP	94,197	81,731	266,322	242,438	86,738
Research and development
Reduction in force costs	792	30	907	292	22
Duplicate facility costs during facility move	-	10	-	24	-
Acquisition related retention payment	44	32	108	96	32
Stock compensation	6,073	5,461	18,302	16,124	6,147
Sales and marketing
Reduction in force costs	-	-	(12)	29	-
Acquisition related retention payment	-	-	(2)	-	-
Stock compensation	1,892	1,921	5,975	5,549	2,039
General and administrative
Reduction in force costs	341	20	391	53	13
Duplicate facility costs during facility move	119	168	439	465	137
Acquisition related retention payment	-	-	-	(2)	-
Stock compensation	9,888	2,807	15,956	8,349	2,999
Acquisition related costs	(25)	21	19	54	40
Litigation settlements and resolutions and related costs	-	47	-	93	-
Unclaimed property tax audit accrual	-	(37)	-	(37)	-
Amortization of purchased intangibles	666	713	2,039	2,049	666
Startup costs	638	-	638	-	-
Impairment of long-lived assets	1,394	-	1,394	-	-
Total operating expense adjustments	21,822	11,193	46,154	33,138	12,095
Operating expenses - non-GAAP	72,375	70,538	220,168	209,300	74,643
Operating income - non-GAAP	22,703	70,375	94,622	182,145	25,914
Operating margin - non-GAAP	6.8%	18.5%	9.4%	16.7%	7.8%

GAAP to non-GAAP reconciliation of income before income taxes:
Income (loss) before income taxes - GAAP	(11,785)	50,886	15,053	128,497	5,193
Adjustments:
Total cost of revenue adjustments	7,010	4,276	15,218	12,962	4,352
Total operating expense adjustments	21,822	11,193	46,154	33,138	12,095
Other interest income	(14)	-	(14)	-	-
Non-cash imputed interest expenses on convertible debt	7,739	4,464	22,970	9,442	7,676
Imputed interest related to restructuring	25	34	83	109	28
Other (income) expense, net
Loss (gain) on sale of assets	(79)	(245)	(158)	(270)	38
Loss related to impairment of minority investments	-	643	2,347	643	-
Foreign exchange transaction (gain) or loss	698	(204)	(318)	(1,203)	(1,478)
Amortization of debt issuance cost	385	257	1,155	565	385
Total Interest and other adjustments	8,754	4,949	26,065	9,286	6,649
Income before income taxes - non-GAAP	25,801	71,304	102,490	183,883	28,289

GAAP to non-GAAP reconciliation of net income:
Net income (loss) - GAAP	(55,659)	46,387	(29,943)	119,101	5,857
Total cost of revenue adjustments	7,010	4,276	15,218	12,962	4,352
Total operating expense adjustments	21,822	11,193	46,154	33,138	12,095
Total Interest and other adjustments	8,754	4,949	26,065	9,286	6,649
Income tax provision adjustments	40,874	399	37,146	(304)	(2,864)
Total adjustments	78,460	20,817	124,583	55,082	20,232
Net income - non-GAAP	$22,801	$67,204	$94,640	$174,183	$26,089

Basic non-GAAP income per share
GAAP earnings per share	$(0.49)	$0.42	$(0.26)	$1.08	$0.05
Impact of all non-GAAP adjustments	$0.69	$0.19	$1.09	$0.50	$0.18
Non-GAAP earnings per share	$0.20	$0.61	$0.83	$1.58	$0.23

Diluted non-GAAP income per share
GAAP earnings per share	$(0.49)	$0.40	$(0.26)	$1.05	$0.05
Impact of all non-GAAP adjustments	$0.69	$0.19	$1.07	$0.48	$0.18
Non-GAAP earnings per share	$0.20	$0.59	$0.81	$1.53	$0.23

Shares used in computing non-GAAP income per share
Basic	114,209	110,956	113,571	110,061	113,960
Diluted	115,661	114,873	116,138	113,506	115,443

Finisar-F

Investor Contact:
Kurt Adzema
Chief Financial Officer
408-542-5050 or Investor.relations@finisar.com

Press contact:
Victoria McDonald
Director, Corporate Communications
408-542-4261